UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23925

First Eagle Real Estate Debt Fund

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas

New York, NY 10105-4300

Sheelyn Michael

First Eagle Investment Management, LLC 1345 Avenue of the Americas

New York, NY 10105

Registrant’s telephone number, including area code: 1-212-698-330

Date of fiscal year end: December 31

Date of reporting period: June 30,2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N- CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549- 1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2

Semiannual Report

June 30, 2025

First Eagle Real Estate Debt Fund

Advised by First Eagle Investment Management, LLC

Table of Contents

Fund Overview	4
Consolidated Schedule of Investments	5
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statement of Changes in Net Assets	12
Consolidated Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	16
Fund Expenses	42
General Information	46
Dividend Reinvestment Plan	47
Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement	48
Board Considerations for Approval of Sub-Advisory Agreement and New Sub-Advisory Agreement	53

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

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First Eagle Real Estate Debt Fund

Fund Overview

Data as of June 30, 2025 (unaudited)

Asset Allocation* (%)

Regions** (%)

West	30.1
Northeast	23.5
Southeast	21.2
Southwest	16.1
Midwest	9.1

Debt Breakdown** (%)

Private vs. Public
Private Credit	100.0
Public Credit	0.0

Portfolio Characteristics**

Weighted Average Term (Months)	11.9
Weighted Average Coupon	9.0%
Weighted Average Loan-to-Value	68.0%
Number of Positions	51

*  Asset Allocation and Regions percentages are based on total investments in the portfolio.

**Excludes short-term investments.

  The Fund's portfolio composition is subject to change at any time.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | June 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Residential Rehab Loans — 86.1%
Financial Services — 86.1%
Starboard VA LLC, 11432, 9.75%, 01/01/2026‡ (a)	672,000	672,000
1018 Hancock Ave. LLC, 11485, 9.50%, 02/01/2026‡ (a)	720,000	720,000
ABC Andover LLC, 11418, 9.00%, 03/01/2026‡ (a)	930,700	930,700
3 Riverview MB, 11422, 9.50%, 03/01/2026‡ (a)	589,450	589,450
NYC Holding Group, 11426, 9.00%, 07/01/2026‡ (a)	378,000	378,000
NYC Holding Group, 11424, 9.00%, 09/01/2026‡ (a)	486,000	486,000
I Buy Ugly Homes, 11429, 9.13%, 09/26/2025‡ (a)	585,000	585,000
JRG III Real Estate, 11428, 9.13%, 09/26/2025‡ (a)	373,500	373,500
JRG III Real Estate, 11433, 9.13%, 10/01/2025‡ (a)	382,500	382,500
Verona Assets, Inc., 11537, 9.13%, 11/13/2025‡ (a)	157,500	157,500
Blue Sky Investments, 11539, 9.13%, 12/16/2025‡ (a)	148,500	148,500
Cadous LLC, 11532, 9.13%, 01/01/2026‡ (a)	411,800	411,800
Renovd Properties, 11531, 9.13%, 04/25/2026‡ (a)	674,000	674,000
ZHS Investments LLC, 11440, 8.00%, 04/01/2026‡ (a)	600,200	600,200
Le Roi Unique LLC, 11446, 10.34%, 04/01/2026‡ (a)	107,600	107,600
Properties By T&M, 11441, 10.84%, 04/01/2026‡ (a)	110,200	110,200
Henry Investment, 11443, 11.09%, 04/01/2026‡ (a)	531,200	531,200
Freddy LLC, 11436, 12.34%, 04/01/2026‡ (a)	243,000	243,000
NEK Restaurant Holdings, 11445, 7.85%, 04/01/2026‡ (a)	185,200	185,200
JMHOMER'S LLC, 11438, 11.09%, 04/01/2026‡ (a)	159,800	159,800

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | June 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Financial Services — 86.1% (continued)
Duke Partners II LLC, 11442, 8.30%, 04/01/2026‡ (a)	422,500	422,500
Rayna Properties LLC, 11437, 7.30%, 04/01/2026‡ (a)	300,000	300,000
Cap City Homebuyers, 11448, 10.10%, 04/01/2026‡ (a)	192,600	192,600
AJX Homes FL LLC, 11439, 7.85%, 04/01/2026‡ (a)	295,750	295,750
NJ Rios Group LLC, 11444, 9.60%, 04/01/2026‡ (a)	262,375	262,375
Blue Gibraltar LLC, 11434, 8.05%, 04/01/2026‡ (a)	262,900	262,900
Simple Home Buyers, 11447, 10.34%, 04/01/2026‡ (a)	150,700	150,700
Neighborhood Home, 11518, 8.54%, 05/01/2026‡ (a)	670,944	670,944
Palm Tree Real Estate, 11512, 8.29%, 05/01/2026‡ (a)	135,000	135,000
Cab Homez LLC, 11505, 9.29%, 05/01/2026‡ (a)	149,350	149,350
Empower Agency Group, 11513, 8.05%, 05/01/2026‡ (a)	136,800	136,800
KTL Real Estate LLC, 11494, 10.04%, 05/01/2026‡ (a)	140,992	140,992
4 Pillars Properties LLC, 11509, 8.00%, 05/01/2026‡ (a)	122,700	122,700
GMS Property Investments, 11493, 10.04%, 05/01/2026‡ (a)	150,300	150,300
JAN Realty LLC, 11489, 9.00%, 05/01/2026‡ (a)	196,000	196,000
Nelly Homes Corp., 11492, 9.50%, 05/01/2026‡ (a)	255,300	255,300
ALM Investment Group LLC, 11488, 7.75%, 05/01/2026‡ (a)	212,200	212,200
Gore Properties LLC, 11519, 8.00%, 05/01/2026‡ (a)	224,100	224,100
Strategic Realty, 11515, 8.30%, 05/01/2026‡ (a)	105,275	105,275
Two Friends One Goal, 11502, 8.20%, 05/01/2026‡ (a)	277,248	277,248

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | June 30, 2025 (unaudited)

Investments	Principal Amount ($)	Value ($)
Financial Services — 86.1% (continued)
AmCan Consulting LLC, 11504, 9.00%, 05/01/2026‡ (a)	144,000	144,000
Ambition Group LLC, 11510, 7.55%, 05/01/2026‡ (a)	144,000	144,000
Allegiant Investment, 11516, 7.50%, 05/01/2026‡ (a)	294,300	294,300
Ashford Realty Group, 11496, 9.30%, 05/01/2026‡ (a)	296,200	296,200
Arlington Ave., Properties, 11506, 10.04%, 05/01/2026‡ (a)	450,000	450,000
HHM Properties LLC, 11497, 7.75%, 05/01/2026‡ (a)	243,000	243,000
Heritage Construction Co., 11511, 7.30%, 05/01/2026‡ (a)	584,500	584,500
J&M Moore Enterprise, 11501, 7.80%, 05/01/2026‡ (a)	201,500	201,500
J Harris Investments, 11520, 8.04%, 05/01/2026‡ (a)	60,000	60,000
Canopy West LLC, 11490, 9.00%, 11/01/2026‡ (a)	166,500	166,500
J&S Enterprises, 11507, 9.30%, 05/01/2027‡ (a)	540,000	540,000
Total Residential Rehab Loans ($16,233,184)		16,233,184
Short-Term Investments — 9.0%
Investment Companies — 9.0%
BlackRock FedFund — Institutional Shares, 4.22% (b) (Cost $1,703,287)	1,703,287	1,703,287
Total Investments — 95.1% (Cost $17,936,471)		17,936,471
Other Assets Less Liabilities — 4.9%		917,892
Net Assets — 100.0%		18,854,363

‡  Value determined using significant unobservable inputs.

(a)  Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be "restricted securities" under the Securities Act. Total value of all such securities at June 30, 2025 amounted to $16,233,184, which represents approximately 86.10% of net assets of the Fund.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | June 30, 2025 (unaudited)

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
1018 Hancock Ave. LLC, 11485	05/01/25	$720,000	$100.00
3 Riverview MB, 11422	04/02/25 - 06/12/25	589,450	100.00
4 Pillars Properties LLC, 11509	05/01/25 - 05/23/25	122,700	100.00
ABC Andover LLC, 11418	04/02/25 - 06/26/25	930,700	100.00
AJX Homes FL LLC, 11439	04/04/25	295,750	100.00
Allegiant Investment, 11516	05/01/25 - 05/30/25	294,300	100.00
ALM Investment Group LLC, 11488	05/01/25 - 06/06/25	212,200	100.00
Ambition Group LLC, 11510	05/01/25	144,000	100.00
AmCan Consulting LLC, 11504	05/01/25	144,000	100.00
Arlington Ave., Properties, 11506	05/01/25	450,000	100.00
Ashford Realty Group, 11496	05/01/25 - 06/17/25	296,200	100.00
Blue Gibraltar LLC, 11434	04/04/25 - 05/12/25	262,900	100.00
Blue Sky Investments, 11539	06/26/25	148,500	100.00
Cab Homez LLC, 11505	05/01/25 - 06/25/25	149,350	100.00
Cadous LLC, 11532	05/15/25	411,800	100.00
Canopy West LLC, 11490	05/01/25	166,500	100.00
Cap City Homebuyers, 11448	04/04/25 - 05/27/25	192,600	100.00
Duke Partners II LLC, 11442	04/04/25	422,500	100.00
Empower Agency Group, 11513	05/01/25	136,800	100.00
Freddy LLC, 11436	04/04/25	243,000	100.00
GMS Property Investments, 11493	05/01/25	150,300	100.00
Gore Properties LLC, 11519	05/01/25	224,100	100.00
Henry Investment, 11443	04/04/25 - 06/10/25	531,200	100.00
Heritage Construction Co., 11511	05/01/25	584,500	100.00
HHM Properties LLC, 11497	05/01/25	243,000	100.00
I Buy Ugly Homes, 11429	04/02/25	585,000	100.00
J Harris Investments, 11520	05/01/25	60,000	100.00
J&M Moore Enterprise, 11501	05/01/25 - 06/16/25	201,500	100.00
J&S Enterprises, 11507	05/01/25	540,000	100.00
JAN Realty LLC, 11489	05/01/25	196,000	100.00
JMHOMER'S LLC, 11438	04/04/25 - 05/28/25	159,800	100.00
JRG III Real Estate, 11428	04/02/25	373,500	100.00
JRG III Real Estate, 11433	04/02/25	382,500	100.00
KTL Real Estate LLC, 11494	05/01/25 - 06/27/25	140,992	100.00
Le Roi Unique LLC, 11446	04/04/25 - 05/07/25	107,600	100.00
Neighborhood Home, 11518	05/01/25 - 06/20/25	670,944	100.00

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund | Consolidated Schedule of Investments | June 30, 2025 (unaudited)

Restricted Securities	Acqusition Date	Cost	Carrying Value Per Share/Principal
NEK Restaurant Holdings, 11445	04/04/25	$185,200	$100.00
Nelly Homes Corp., 11492	05/01/25 - 05/12/25	255,300	100.00
NJ Rios Group LLC, 11444	04/04/25 - 05/30/25	262,375	100.00
NYC Holding Group, 11424	04/02/25	486,000	100.00
NYC Holding Group, 11426	04/02/25	378,000	100.00
Palm Tree Real Estate, 11512	05/01/25	135,000	100.00
Properties By T&M, 11441	04/04/25	110,200	100.00
Rayna Properties LLC, 11437	04/04/25	300,000	100.00
Renovd Properties, 11531	05/15/25	674,000	100.00
Simple Home Buyers, 11447	04/04/25	150,700	100.00
Starboard VA LLC, 11432	04/02/25	672,000	100.00
Strategic Realty, 11515	05/01/25 - 06/11/25	105,275	100.00
Two Friends One Goal, 11502	05/01/25 - 06/23/25	277,248	100.00
Verona Assets, Inc., 11537	05/30/25	157,500	100.00
ZHS Investments LLC, 11440	04/04/25 - 06/18/25	600,200	100.00
		$16,233,184

(b)  Represents 7-day effective yield as of June 30, 2025.

As of June 30, 2025, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$—
Aggregate gross unrealized depreciation
Net unrealized appreciation	$—
Federal income tax cost	$17,936,471

See Notes to Consolidated Financial Statements.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Consolidated Statement of Assets and Liabilities

June 30, 2025 (unaudited)

First Eagle Real Estate Debt Fund*
Assets
Investments (Cost $17,936,471) (Note 2)	$17,936,471
Cash	1,145,768
Accrued interest and dividends receivable	224,985
Due from adviser (Note 5)	167,464
Other assets	855
Total Assets	19,475,543
Liabilities
Investment advisory fees payable (Note 5)	19,346
Payable for investment purchased	25,730
Administrative fees payable (Note 5)	1,193
Trustee fees payable	76
Payable for dividends to shareholders	125,728
Accrued expenses and other liabilities	449,107
Total Liabilities	621,180
Commitments and contingent liabilities^	—
Net Assets	$18,854,363
Net Assets Consist of
Paid in capital	$18,736,423
Total distributable earnings (losses)	117,940
Net Assets	$18,854,363
Class I
Net Assets	$18,854,363
Shares Outstanding	747,078
Net asset value per share and redemption proceeds per share	$25.24

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV.

^  See Note 2 and Note 4 in the Notes to the Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Consolidated Statement of Operations

Period ended June 30, 2025 (unaudited)

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 6/30/25
Investment Income
Interest	$315,842
Dividends	8,302
Total Income	324,144
Expenses
Investment advisory fees (Note 5)	48,687
Shareholder servicing agent fees	8,068
Administrative fees (Note 5)	1,193
Professional fees	369,221
Custodian and accounting fees	76,995
Shareholder reporting fees	995
Trustees' fees (Note 5)	76
Registration and filing fees	3,625
Loan servicing fees	5,007
Other expenses	1,718
Total Expenses	515,585
Expense waiver (Note 5)	(505,708)
Expense reductions due to earnings credits (Note 2)	(76)
Net Expenses	9,801
Net Investment Income (Note 2)	314,343
Realized and Unrealized Gains (Losses) on Investments and Unfunded Commitments (Note 2 and Note 8)
Net realized gains (losses) from:
Transactions in investments	32
32
Net realized and unrealized gains on investments and unfunded commitments	32
Net Increase in Net Assets Resulting from Operations	$314,375

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV.

†  Inception date.

See Notes to Consolidated Financial Statements

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Consolidated Statement of Changes in Net Assets

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 6/30/25 (unaudited)
Operations
Net investment income	$314,343
Net realized gain from investments	32
Change in unrealized appreciation of investments	—
Net increase in net assets resulting from operations	314,375
Distributions to Shareholders
Distributable earnings:
Class I	(196,435)
Decrease in net assets resulting from distributions	(196,435)
Fund Share Transactions
Class I
Net proceeds from shares sold	18,734,773
Net asset value of shares issued for reinvested dividends and distributions	1,650
Increase in net assets from Class I share transactions	18,736,423
Increase in net assets from Fund share transactions	18,736,423
Net increase in net assets	18,854,363
Net Assets (Note 2)
Beginning of period	—
End of period	$18,854,363
Changes in Shares Outstanding
Class I
Shares outstanding, beginning of period	—
Shares sold	747,013
Shares issued on reinvestment of distributions	65
Shares outstanding, end of period	747,078

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV.

†  Inception date.

See Notes to Consolidated Financial Statements

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Consolidated Statement of Cash Flows

First Eagle Real Estate Debt Fund*
For the Period 3/31/25† - 6/30/25 (unaudited)
Cash Flows Provided by (Used in) Operating Activities:
Net increase in net assets resulting from operations	$314,375
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Payments to purchase investments	(20,138,154)
Proceeds from sale and paydowns of investments	3,930,700
Net increase in short term investments	(1,703,287)
Change in unrealized (appreciation) depreciation on unfunded commitments	—
(Increases) decreases in operating assets:
Accrued interest and dividends receivable	(224,985)
Due from adviser	(167,464)
Other assets	(855)
Increases (decreases) in operating liabilities
Investment advisory fees payable	19,346
Administrative fees payable	1,193
Trustee fees payable	76
Accrued expenses and other liabilities	449,107
Net cash provided by (used in) operating activities	$(17,519,948)
Cash Flows Provided by (Used in) Financing Activities:
Proceeds from shares sold	18,734,773
Cash distributions paid	(69,057)
Net cash provided by (used in) financing activities	$18,665,716
Net change in cash and cash denominated in foreign currencies	1,145,768
Cash, beginning of period	—
Cash, end of period	$1,145,768

Supplemental disclosure of cash flow information:

Non-cash financing activities consist of reinvestment of distributions in the amount $1,650.

*  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Real Estate Debt Fund SPV.

†  Inception date.

See Notes to Consolidated Financial Statements

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund

Financial Highlights

	Per share operating performance*
Class I	For the Period 3/31/25^ - 6/30/25** (unaudited)
Investment Operations
Net asset value, beginning of period	$25.00
Net investment Income	0.50
Total investment operations	0.50
Less Dividends and Distributions
From net investment income	(0.26)
From capital gains	—
Total distributions	(0.26)
Net asset value, end of period	$25.24
Total return	2.02	%(a)
Net assets, end of period (thousands)	$18,854
Ratios to Average Net Assets
Operating expenses excluding fee waivers	12.39	%(b)
Operating expenses including fee waivers	0.25	%(b)
Net investment income excluding fee waivers	(4.12	)%(b)
Net investment income including fee waivers	8.02	%(b)
Supplemental Data
Portfolio turnover rate	—	%(a)

^  Inception date.

*  Per share amounts have been calculated using the average shares method.

**  Financial statements are shown on a consolidated basis and include the balances of the First Eagle Debt Fund SPV.

†  The amount shown for shares outstanding throughout the period does not accord with the aggregate gain/loss on that period because of the timing of sales and purchase of the Fund's shares in relation to fluctuating market value of the investments in the Fund.

(a)  Not Annualized.

(b)  Annualized.

See Notes to Consolidated Financial Statements

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

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Notes to Financial Statements

Note 1 — Organization

First Eagle Real Estate Debt Fund (the "Fund") is a newly-organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, that continuously offers its shares of beneficial interest (the "Common Shares"), and is operated as an "interval fund." The Fund is a statutory trust organized under the laws of Delaware pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Third Amended and Restated Declaration of Trust, dated as of December 6, 2024.

The Fund's investment objective is to provide attractive risk-adjusted returns and current income by investing in a portfolio of residential and residential-related real estate-related investments. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets in a portfolio of public and private real estate-related debt investments. These investments will include: short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties ("Residential Transitional Loans") through one or more special purpose vehicles ("SPVs"), each a wholly-owned subsidiary of the Fund; homebuilder development financing ("Land Banking") either through one or more joint ventures with a local operating partner, each a majority-owned subsidiary of a taxable REIT subsidiary of the Fund through which the Fund and the operating partner will equally share voting control over the joint venture's operations, or in the form of loans to borrowers; mezzanine financing structured as subordinated debt backed by single or multi-family properties or loans ("Residential Mezzanine Loans"); and agency and non-agency residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and credit risk transfer ("CRT") securities issued by US Federal National Mortgage Association and US Federal Home Loan Mortgage Corporation.

The Fund currently offers four classes of Common Shares: Class A-2 Shares, Class A-3 Shares, Class A-4 Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (the "Adviser") is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"). Prior to August 15, 2025, investment vehicles indirectly controlled by Blackstone, Inc. and Corsair Capital LLC and certain co-investors owned a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P., a Delaware limited partnership.

Napier Park Global Capital (US) LP ("Napier Park" or the "Subadviser" and together with the Adviser, the "Advisers") serves as the Fund's investment subadviser.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Napier Park is a global alternative investment adviser known for its management of collateralized loan obligations, separately managed accounts and commingled funds. The portfolio management team of the Subadviser, including at the Subadviser's predecessor firm, has been investing in public securities, including mortgage-backed securities, asset-backed securities, and consumer debt, since 2008, and has been investing in private real estate debt since 2015. The Subadviser is an indirect wholly-owned subsidiary of the Adviser.

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries.

As required under the 1940 Act, the closing of this transaction was deemed an "assignment" of the prior investment management agreement between the Fund and the Adviser and the subadvisory agreement between the Adviser and the Subadviser with respect to the Fund, which resulted in automatic termination of the agreements. On April 3, 2025, the Board of Trustees of the Fund (the "Board") considered a new substantially identical investment management agreement with the Adviser and a substantially identical subadvisory agreement between the Adviser and the Subadviser. The Board approved and presented such agreements to the sole initial shareholder of the Fund for approval, and were approved by such shareholder to take effect subsequent to the closing of the transaction. The current investment management agreement and subadvisory agreement took effect upon the closing of the transaction on August 15, 2025. The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund's investment objectives or policies.

The Adviser has agreed to pay all of the Fund's offering costs and organizational expenses until effectiveness of the Fund's registration statement. Offering costs and organizational expenses are not reimbursable to the Adviser by the Fund.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the "FASB") Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — An SPV, a wholly-owned subsidiary of the Fund, was established to invest in Residential Transitional Loans ("First Eagle Real Estate Debt Fund SPV"). The Consolidated financial statements include the

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

accounts of the Fund and the subsidiary. All intercompany transactions and balances have been eliminated. As of June 30, 2025, the SPV has $17,321,937 in net assets, representing 91.87% of the Fund's net assets. The assets and credit of the SPV are not available to satisfy the obligations of the Fund.

b)  Investment Valuation — The Fund's net asset value ("NAV") per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading.

The Fund's securities are valued by various methods, as described below:

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, such holdings may be "fair valued" in accordance with procedures adopted by the Board (the "Fair Value Procedures"). The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund's valuation policy, as amended from time to time, to the Adviser and the Subadviser, and has authorized the use of independent third-party pricing and valuation services that have been approved by the Board.

Residential Transitional Loans may be valued at cost for a period following closing. Otherwise, these investments primarily are valued by the Fund's administrator using prices provided by approved independent pricing services, generally updated on a monthly basis and reflecting pricing models that include inputs like estimated cash flows and performance/delinquency adjustments and forecasts. These prices are reviewed by the Subadviser to confirm that the valuation provided is within a reasonable range. For Residential Transitional Loans, the Subadviser will receive monthly monitoring reports from the loan servicer, including information relevant to the pricing analysis for these investments (e.g., delinquency rates). Information from monitoring reports and from the Subadviser's proprietary due diligence review of these investments is provided to the Fund's administrator and/or the independent pricing service provider, which will incorporate relevant information in its pricing analysis.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued as described below. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security's most recent sale price and from the prices used by other investment companies to

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund's valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The estimated fair value of the rehab loans are affected by, among others, interest rates, historical default rates of similar loans, value of the underlying property and the creditworthiness of the borrower. As a result, determining fair value involves assumptions, which may be subjective in nature. Further, the investments may be held for investment income generation and thus may not be presently held for sale. As a result, amounts ultimately realized from the investments may vary significantly from the estimates of fair value recorded and the differences could be material to the Fund's consolidated financial statements.

The Fund values its interests in private loans through an income approach whereby cash flows are discounted using an estimated market participant required yield to maturity, as applicable.

Fair valuation of securities, other financial instruments or other assets (collectively, "securities") held by the Fund are determined in good faith by the Adviser as "valuation designee" under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the "Committee") oversees the execution of the valuation procedures for the Fund. In accordance with Rule 2a-5 under the 1940 Act, the Board has designated the Adviser the "valuation designee" to perform the Fund's fair value determinations. The Adviser's fair valuation process is subject to Board oversight and certain reporting and other requirements.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

The following table summarizes the valuation of the Fund's investments under the fair value hierarchy levels as of June 30, 2025:

First Eagle Real Estate Debt Fund

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Residential Rehab Loans	$—	$—	$16,233,184	$16,233,184
Short-Term Investments	1,703,287	—	—	1,703,287
Total	$1,703,287	$—	$16,233,184	$17,936,471

‡  Value determined using significant unobservable inputs.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Residential Rehab Loans
Beginning Balance — market value	$—
Purchases(1)	20,163,884
Sales(2)	(3,930,700)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued discounts/(premiums)	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance — market value	$16,233,184
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

(1)  Purchases include all purchases of securities and securities received in corporate actions.

(2)  Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund's Level 3 securities as of June 30, 2025:

Investment Type	Fair Value as of June 30, 2025	Valuation Technique(s)	Unobservable Inputs	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs(a)
Residential Rehab Loan	$16,233,184	Discount Cash Flow	Comparable Yield	7.54%-13.07% (9.36%)	Decrease

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Notes:

(a)  This column represents the direction change in the fair value of level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower fair value determination.

c)  Cash — For the purposes of the Consolidated Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash. The Fund's cash is maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. The Fund's cash balance may exceed insurance limits at times.

d)  Investment Transactions and Income — Investment transactions are accounted for on a trade date basis. Interest income, adjusted for the accretion of discount and amortization of premiums, is recorded daily on an accrual basis. The specific identification method is used in determining realized gains and losses from investment transactions. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligation using the effective yield method. Paydown gains and losses are netted and recorded as interest income on the Consolidated Statement of Operations.

The difference between cost and fair value on open investments is reflected as unrealized appreciation (depreciation) on investments, and any change in that amount from prior period is reflected as change in unrealized gains (losses) of investment securities in the Consolidated Statement of Operations.

e)  United States Income Taxes — The Fund intends to continue to qualify as a real estate investment trust ("REIT") by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to REITs, and to distribute substantially all of its earnings to its shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

f)  Expenses — Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, also managed by the Adviser, are prorated among those funds on the basis of relative net assets or other appropriate methods. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

g)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

h)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

i)  Indemnification — In the normal course of business, the Fund enters into contracts which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

j)  New Accounting Pronouncements — In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.

k)  Segment Reporting — The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosure requirements only and did not affect the fund's financial position or the results of its operations. Operating segments are defined as components of a company that engage in business activities and for which discrete financial information is available and regularly reviewed by the chief operating decision maker ("CODM") in deciding how to allocate resources and assess performance.

In accordance with ASC 280, the Fund has determined that it has a single operating segment which derives its revenues from investments made in accordance with the Fund's defined investment objective. The Fund's CODM is represented by the Adviser, through various committees. The Fund's net investment income, total returns, expense ratios, and net increase (decrease) in net assets resulting from operations which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the Fund's consolidated financial statements.

l)  Short-term Mortgage Loans — Short-term mortgage loans of typically 12 to 36 months to real-estate builders and other investors to purchase, renovate and resell or rent residential single or multi-family properties ("Residential Transitional Loans") through one or more SPVs.

m)  Derivative Transactions — Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions (as defined below). Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

derivatives risk management program ("DRMP") and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk ("VaR"). The DRMP is administered by a "derivatives risk manager," who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's "derivatives exposure" (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the "Limited Derivatives User Exception").

Under Rule 18f-4, "Derivatives Transactions" include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and nonrecourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when issued or forward-settling securities (e.g., firm and standby commitments, including to-be- announced ("TBA") commitments, and dollar rolls) and nonstandard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Note 3 — Principal Risks

Market Risk — The Fund is subject to market risks including unexpected directional price movements, deviations from historical pricing relationships, changes in the regulatory environment, changes in market volatility, panicked or forced selling of assets and contraction of available credit or other financing sources. The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws and national and international political circumstances. Geopolitical and other risks, including environmental and public health, may also add to instability in world economies and markets generally.

Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Market turmoil may negatively affect the Fund's performance. Credit markets may become illiquid, credit spreads may widen and the equity markets may lose substantial value. Such market conditions may cause the Fund to suffer substantial losses and/or implement measures that adversely affect the Fund.

Non-Diversified Risk — The Fund is "non-diversified," which means that the Fund may invest a significant portion of its assets in the instruments of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a REIT accorded special tax treatment under the Code, which imposes its own diversification requirements.

Real Estate Industry Concentration Risk — The Fund will concentrate (i.e., invest more than 25% of its assets) its investments in the real estate industry. As such, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.

To the extent that the Fund invests in real estate investments, it will be subject, directly or indirectly, to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions; the supply and demand for properties; energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets; uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of the Advisers.

Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Asset Allocation Risk — The Fund's investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser or the Subadviser may make less than optimal or poor asset allocation decisions.

The Adviser and the Subadviser employ an active approach to allocation across multiple credit sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser or the Subadviser will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Debt Securities Risk — The value of debt securities may decline for a number of reasons that directly relate to the borrower, such as the borrower's financial strength, management performance, financial leverage and reduced demand for the borrower's goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer of debt securities may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Construction Loans Risk — If the Fund fails to fund its entire commitment on a construction loan or if a borrower otherwise fails to complete the construction of a project, there could be adverse consequences associated with the loan, including, without limitation: (1) a loss of the value of the property securing the loan, especially if the borrower is unable to raise funds to complete it from other sources; (2) a borrower claim against the Fund for failure to perform under the loan documents; (3) increased costs to the borrower that the borrower is unable to pay; (4) a bankruptcy filing by the borrower; and (5) abandonment by the borrower of the collateral for the loan. Additionally, the process of foreclosing on a property

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

is time consuming, and the Fund may incur significant expense if it forecloses on a property securing a loan under these or other circumstances. The occurrence of any of the foregoing events could result in losses to the Fund, which could materially and adversely affect the Fund.

Residential Transitional Loans Risk — Holders of Residential Transitional Loans bear various risks, including credit, market, interest rate, extension, structural and legal risks. Typically, such loans may be prepaid at any time. Residential Transitional Loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The rate of defaults and losses on mortgage loans (such as Residential Transitional Loans) will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower's "equity" in the mortgaged property and the financial circumstances of the borrower. If a mortgage loan is in default, foreclosure of such mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted mortgage loans or foreclosed properties may be very limited.

At any one time, a portfolio of Residential Transitional Loans may consist disproportionately of loans with large aggregate principal amounts secured by properties in only a few states or regions. For example, the Subadviser's focus on areas where there are strong housing fundamentals and concentration of residential- rehabilitation activity often leads to greater concentration of portfolio investments in those states versus their pro-rata sharing of US-housing values. As a result, the Fund is subject to the risk that an acute change in housing demand in the respective areas, due to changes in demographic trends or particular economic stresses which are localized to those areas, may negatively impact the value of the Residential Transitional Loans held by the Fund. As a result, the Residential Transitional Loans may be more susceptible to geographic risks relating to such areas, such as adverse economic conditions, adverse events affecting industries located in such areas and natural hazards affecting such areas, than would be the case for a pool of mortgage loans having more diverse property locations and loan sizes. As a result, such portfolio of loans may experience increased losses as compared to a more diversified portfolio.

A Residential Transitional Loans may have a balloon payment due on its maturity date. Balloon mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including, without limitation, the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the Residential Transitional Loans will likely default.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Prepayments on Residential Transitional Loans will be influenced by the prepayment provisions of the related mortgage notes and may also be affected by a variety of economic, geographic and other factors, including the difference between the interest rates on the underlying mortgage loans (giving consideration to the cost of refinancing) and prevailing mortgage rates and the availability of refinancing. In general, if prevailing interest rates fall significantly below the interest rates on the related mortgage loans, the rate of prepayment on the underlying mortgage loans would be expected to increase. Conversely, if prevailing interest rates rise to a level significantly above the interest rates on the related mortgages, the rate of prepayment would be expected to decrease. Prepayments could reduce the yield received on a portfolio of Residential Transitional Loans. Residential Transitional Loans are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the Residential Transitional Loans, resulting in a reduction in yield to maturity for holders of such securities.

Residential Transitional Loans may be non-conforming mortgage loans that do not qualify for purchase by government-sponsored agencies, such as Fannie Mae and Freddie Mac, because of characteristics and size that do not satisfy Fannie Mae and Freddie Mac guidelines. Non-conforming mortgage loans are likely to experience rates of delinquency, foreclosure and loss that are higher, and that may be substantially higher, than mortgage loans originated in accordance with Fannie Mae or Freddie Mac underwriting guidelines. The principal differences between conforming mortgage loans and non-conforming mortgage loans include the applicable loan-to-value ratios, the credit and income histories of the related mortgagors, the documentation required for approval of the related mortgage loans, the types of properties securing the mortgage loans, the loan sizes and the mortgagors' occupancy status with respect to the mortgaged properties. As a result of these and other factors, the interest rates charged on non-conforming mortgage loans are often higher than those charged for conforming mortgage loans. The combination of different underwriting criteria and higher rates of interest may also lead to higher delinquency, foreclosure and losses on non-conforming mortgage loans as compared to conforming mortgage loans.

If there are a significant number of defaults and delinquent payments on the Residential Transitional Loans, the Fund may suffer significant losses.

In recent years, the mortgage market in the United States has experienced a variety of difficulties and changed economic conditions that may adversely affect the performance and market value of a portfolio of Residential Transitional Loans. Delinquencies and losses with respect to mortgage loans have been and may continue to be volatile. In addition, in recent months housing prices and appraisal values in many states have declined or stopped appreciating. A continued decline or an extended flattening of those values may result in additional increases in delinquencies and losses on housing loans generally.

Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable rate mortgage loans. Borrowers with adjustable

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

rate mortgage loans are being exposed to increased monthly payments when the related mortgage interest rate adjusts upward from the initial fixed rate or a low introductory rate. Borrowers seeking to avoid these increased monthly payments by refinancing their mortgage loans may no longer be able to find available replacement loans at comparably low interest rates. A decline in housing prices may also leave borrowers with insufficient equity in their mortgaged properties to permit them to refinance. Furthermore, borrowers who intend to sell their mortgaged properties on or before the expiration of the fixed rate periods on their mortgage loans may find that they cannot sell such properties for an amount equal to or greater than the unpaid principal balance of their loans. These events, alone or in combination, may contribute to higher delinquency rates and, as a result, adversely affect the performance and market value of a portfolio of Residential Transitional Loans.

In addition, a mortgage loan originator may experience financial difficulties or bankruptcy. These difficulties may result from declining markets for mortgage loans as well as from claims for repurchases of mortgage loans previously sold under provisions that require repurchase in the event of early payment defaults, or for material breaches of representations and warranties made on the mortgage loans, such as fraud claims. These difficulties may adversely affect the performance and market value of Residential Transitional Loans originated, serviced or subserviced by these companies.

Certain Residential Transitional Loans may be structured with negative amortization features. Negative amortization arises when the mortgage payment in respect of a loan is smaller than the interest due on such loan. On any such mortgage loans, if the monthly payments are not enough to cover both the interest and principal payments on the loan, the shortfall is added to the principal balance, causing the loan balance to increase rather than decrease over time. During periods in which the outstanding principal balance of any such mortgage loan is increasing due to the addition of deferred interest, the increasing principal balance of such mortgage loan may approach or exceed the value of the related mortgage property, thus increasing the likelihood of defaults as well as the amount of any loss experienced with respect to any such mortgage loan that is required to be liquidated. Furthermore, each such mortgage loan generally provides for the payment of any remaining unamortized principal balance (due to the addition of deferred interest, if any, to the principal balance of such mortgage loan) in a single payment at the maturity of the loan. Because the related mortgagors may be required to make a larger single payment upon maturity, it is possible that the default risk associated with such mortgage loans is greater than that associated with fully amortizing mortgage loans. To the extent the Fund invests in loans with negative amortization features, the Fund's returns could be adversely affected.

Laws such as the Relief Act provide relief to mortgagors who enter into active military service or who were on reserve status but are called to active duty after the origination of their mortgage loans. Under the Relief Act, during the period of a

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

mortgagor's active duty, the rate of interest that may be charged on such mortgagor's loan will be capped at a rate of 6% per annum, which may be below the interest rate that would otherwise have been applicable to such mortgage loan. If the loans in the Fund's portfolio are or become subject to such caps, the Fund's returns could be adversely affected.

Violations of loan origination or servicing laws may result in losses on a portfolio of Residential Transitional Loans. Applicable state laws generally regulate interest rates and other charges, require licensing of originators and require specific disclosures. In addition, other state laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of Residential Transitional Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of a lender to collect all or part of the principal of or interest on the Residential Transitional Loans, may entitle a borrower to a refund of amounts previously paid and, in addition, could subject the owner of a Residential Transitional Loans to damages and administrative enforcement.

The Fund currently intends to hold its interests in Residential Transitional Loans in a trust structure in which the Fund will hold all of the trust's beneficial interest and the trustee will be a U.S. national bank acting as custodian of the trust assets. The trust will be treated as a wholly-owned subsidiary of the Fund. The Taxable REIT Subsidiaries ("TRSs") and subsidiaries of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, will comply with provisions of the 1940 Act related to affiliated transactions and custody of assets (Section 17) or exemptive relief therefrom. The Fund will comply with provisions governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the TRSs, and each subsidiary of the Fund, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans. In addition, the Adviser and the Board, as relevant, will comply with the provisions of Section 15 of the1940 Act with respect to a TRS's or other subsidiary's, including the wholly-owned subsidiary of the Fund through which the Fund intends to hold its interests in Residential Transitional Loans, investment advisory contract.

New Construction and Real Estate Development Risk — The risks inherent in financing, purchasing, owning, selling, and developing land increase as the demand for new homes and rentals decreases. Real estate markets are highly uncertain, and the value of undeveloped land has fluctuated significantly and may continue to fluctuate. The Fund's investments are subject to risks inherent in residential and commercial real estate generally as well as risks inherent to new construction and development, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, the risk that costs of construction materials or construction labor may rise materially during the development, overbuilding and price competition, decreased availability of suitable land, and changing government

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

regulations (including zoning, usage and tax laws). In addition, land carrying costs can be significant and can result in losses or reduced profitability. As a result, the Fund may hold certain land, and may acquire or finance additional land, in its development pipeline at a cost that the Fund may not be able to fully recover or at a cost which precludes profitable development.

Property Construction Completion Risk — Cost overruns and non-completion of the construction or renovation of the properties underlying the instruments in which the Fund invests may materially adversely affect the Fund's investment. The renovation, refurbishment or expansion by a borrower under a mortgaged or leveraged property involves risks of cost overruns and non-completion. Costs of construction or improvements to bring a property up to standards established for the market position intended for that property may exceed original estimates, possibly making a project uneconomical. Other risks may include environmental risks and construction, rehabilitation and if applicable, subsequent leasing of the property not being completed on schedule. If such construction or renovation is not completed in a timely manner, or if it costs more than expected, the borrower may experience a prolonged impairment of net operating income and may not be able to make payments on Fund's investment.

Repurchase Offers Risk — As described under "Periodic Repurchase Offers" above, the Fund is an Interval Fund and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund's outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for 5% of its outstanding Common Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to the Fund's shareholders, and repurchases generally will be funded from available cash or sales of portfolio instruments.

However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund's investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio instruments (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund's investments. The Fund believes that payments received in connection with the Fund's investments will generate sufficient cash to meet the maximum potential amount of the Fund's repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund's repurchase obligations, the Fund intends, if necessary, to sell investments, which may accelerate the realization of taxable income and

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

cause the Fund to make taxable distributions to Common Shareholders earlier than the Fund otherwise would have. In addition, non-redeeming Common Shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. If, as expected, the Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Common Shareholders who do not tender their Common Shares by increasing the Fund's expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Fund may determine to increase the amount repurchased by up to 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline. In the event that the Fund determines not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Fund's outstanding shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of the Fund's Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Fund will be a taxable event to Common Shareholders, potentially even to those Common Shareholders that do not participate in the repurchase.

Large Shareholder Risk — To the extent a large proportion of Common Shares are held by a small number of Common Shareholders, including affiliates of the Adviser and the Subadviser, the Fund is subject to the risk that these Shareholders will seek to sell Common Shares in large amounts rapidly in connection with repurchase offers or that Common Shares held by such Common Shareholders will be subject to involuntary repurchases or mandatory redemptions in large amounts as described under "Involuntary Repurchases and Mandatory Redemptions," including to allow the Fund to preserve its status as a REIT. Additionally, seed investors may receive waivers from the Board to own in excess of ownership limits that, absent such a waiver, generally prohibit any person or entity from beneficially or constructively owning (i) Common Shares in excess of 9.8% in value or in number of shares, whichever is more restrictive, of the outstanding Common Shares and (ii) shares of the Fund (including Common Shares and preferred shares) in excess of 9.8% in value of the outstanding shares of the Fund. A waiver received by a seed investor will expire automatically, with no further action by any person, on June 30, 2026, if the waiver is still in effect on that date, and the seed investor will

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

be subject to the 9.8% ownership limits at that time. If a seed investor still owns Common Shares in excess of the 9.8% ownership limits at that time, the Fund may need to repurchase some of the Common Shares so that the seed investor's ownership of Common Shares is reduced below the 9.8% ownership limits. These transactions could adversely affect the ability of the Fund to conduct its investment program. This can make ordinary portfolio management and rebalancing decisions more complicated to implement, can result in the Fund's current expenses being allocated over a smaller asset base, which generally results in an increase in the Fund's expense ratio, and can accelerate the realization of taxable income and cause the Fund to make taxable distributions to shareholders earlier than the Fund otherwise would have. In addition, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year. The impact of these transactions is likely to be greater in highly volatile markets or less liquid markets or for smaller or newer funds or when a significant investor purchases, redeems or owns a substantial portion of the Fund's shares. Furthermore, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of Common Shareholders may exceed the number of Common Shares that the Fund has offered to repurchase. If a repurchase offer is oversubscribed by Common Shareholders, the Fund will repurchase only a pro rata portion of shares tendered by each Common Shareholder. However, the Fund may determine to increase the repurchase offer by up to 2% of the Fund's outstanding Shares as of the date of the Repurchase Request Deadline. If the Fund only repurchases a pro rata portion of shares tendered in connection with an oversubscribed repurchase offer, Shareholders unaffiliated with the Adviser and the Subadviser will not be given priority over Shareholders that are affiliates of the Adviser and the Subadviser, whose holdings in the Fund may be significant and may have the effect of diluting third party Shareholders with respect to any repurchase offer.

Management Risk — The Fund does not have internal management capacity or employees. The Fund depends on the diligence, skill and network of business contacts of the senior investment professionals of the Adviser and the Subadviser to achieve the Fund's investment objective. The Fund expects that the Adviser, with the assistance of the Subadviser, will evaluate, negotiate, structure, close and monitor the Fund's investments in accordance with the terms of the Management Agreement and Subadvisory Agreement, as applicable. The Fund can offer no assurance, however, that the senior investment professionals of the Adviser and/or Subadviser will continue to provide investment advice to the Fund. The loss of senior investment professionals of the Adviser and/or Subadviser and their affiliates would limit the Fund's ability to achieve its investment objective and operate as the Fund anticipates. This could have a material adverse effect on the Fund's financial condition, results of operations and cash flows.

Interest Rate Risk — General interest rate fluctuations may have a substantial negative impact on the Fund's investments and investment opportunities, and, accordingly, may have a material adverse effect on the Fund's investment objective

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

and rate of return on investment capital. A portion of the Fund's income will depend upon the difference between the rate at which it borrows funds and the interest rate on the debt securities in which it invests. Because the Fund will borrow money to make investments and may issue debt securities, preferred stock or other securities, the Fund's net investment income is dependent upon the difference between the rate at which the Fund borrows funds or pays interest or dividends on such debt securities, preferred stock or other securities and the rate at which the Fund invests these funds. Typically, the Fund anticipates that its interest earning investments will accrue and pay interest at both variable and fixed rates, and that its interest-bearing liabilities will accrue interest at variable and fixed rates. Benchmarks used to determine the floating rates earned on the Fund's interest earning investments, such as SOFR, have maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates as it relates to investments and/or its underlying leverage will not have a material adverse effect on the Fund's net investment income. The Fund uses a combination of equity and long- term and short-term borrowings to finance its investment activities.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. A significant increase in market interest rates could harm the Fund's ability to attract new borrowers (direct or indirect) and originate new loans and investments. As of the date of this prospectus, there have been significant recent rates increases in the United States to combat inflation in the U.S. economy, and additional rate increases are possible. In periods of rising interest rates, the Fund's cost of funds would increase, resulting in a decrease in the Fund's net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for the Fund's capital that the decrease in interest rates may produce. The Subadviser may, but is not required to, hedge against the risk of adverse movement in interest rates in the Fund's short- term and long-term borrowings relative to the Fund's portfolio of assets. If the Subadviser engages in hedging activities on behalf of the Fund, it may limit the Fund's ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition, and results of operations. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund's business, financial condition, and results of operations.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Credit Risk — The Fund's investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Borrower Default Risk — The Fund's investments will be subject to the risk that a borrower is unable to make its payments on a loan. Non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower's creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund's ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower's ability to repay its loans, or it may impair a third party's ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower's liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

Illiquidity Risk — To the extent consistent with applicable liquidity requirements for interval funds under Rule 23c-3 of the 1940 Act, the Fund intends to invest in illiquid investments and may do so without limit. An illiquid investment is a security or other investment that cannot be sold or disposed of within seven days or less in current market conditions without the sale or disposition significantly changing the

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

market value of the investment. Illiquid investments often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of illiquid investments, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market value for liquid investments and may lead to differences between the price at which a security is valued for determining the Fund's NAV and the price the Fund actually receives upon sale. For the period between the repurchase offer notice and the end of the repurchase period, the Fund must maintain 100% of the repurchase offer amount in liquid assets.

Valuation Risk — When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in any particular geography area, it is more likely to be impacted by events or conditions affecting that area. For example, political and economic conditions and changes in regulatory, tax, or economic policy in an area could significantly affect the market in that area and in surrounding or related areas and have a negative impact on the Fund's performance. Because the Fund invests a significant portion of its assets in California, Oregon and Washington, the Fund is more susceptible to adverse economic, political or regulatory changes affecting properties in those states and may involve greater risk than funds that are more geographically diversified. For a discussion of factors pertaining to California, Oregon and Washington.

Secured Overnight Financing Rate ("SOFR") — SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York ("FRBNY"). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as other benchmarks or market rates would have performed at any time. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR's history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR or other rates.

Note 4 — Purchases and Sales of Securities

For the period ended June 30, 2025, purchases and sales of investments, excluding short-term investments, were $1,570,500 and $0, respectively.

Note 5 — Investment Advisory Agreement and Other Transactions with Related Persons

Pursuant to a management agreement with the Fund (the "Management Agreement"), the Adviser is responsible for the management of the Fund's portfolio. In return for its investment advisory services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily value of the Fund's Managed Assets. Managed Assets includes assets purchased with borrowed money including, for this purpose, amounts attributable to the Fund's use of reverse repurchase agreement financing. The Adviser has entered into a subadvisory agreement with the Subadviser relating to the Fund (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of 0.625% of the average daily value of the Fund's Managed Assets. No advisory fee will be paid by the Fund directly to the Subadviser.

The Adviser has contractually undertaken to waive and/or reimburse certain fees and expenses of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

and interest expenses relating to short sales, and extraordinary expenses, if any) ("annual operating expenses") of the Class A-2, Class A-3, Class A-4 and Class I shareholders are limited to 1.00%, 1.00%, 0.75% and 0.25%, respectively, of average net assets (the "Expense Limitations"). This undertaking lasts until April 30, 2026 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class A, Class A-2 and Class I will repay the Adviser for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (after the repayment is taken into account) to exceed either: (1) 1.00%, 1.00%, 0.75% and 0.25% of the class' average net assets, respectively; or (2) if applicable, the then-current expense limitations. Any such repayment must be made within three years after the date on which the Fund incurred the fee and/or expense and is limited to the lesser of (1) the expense limitation in effect at the time of waiver, and (2) the expense limitation in effect at the time of recapture. Additionally, the Adviser has agreed to pay the Fund's organizational and offering costs until effectiveness of the Fund's registration statement and such costs will not be recoupable by the Adviser.

During the period ended June 30, 2025, the Adviser waived $505,708 in expenses, which are included under "expense waiver" on its Consolidated Statement of Operations. As of June 30, 2025, the Fund has $167,464 receivable from the Adviser for reimbursement of expenses, which are included under "due from adviser" on its Consolidated Statement of Assets and Liabilities.

		Potential Repayment Amounts Expiring
	Total Eligible for Recoupment	2028*
Class I	$505,708	$505,708

*  Amounts included represent the amounts incurred for the period March 31, 2025 to June 30, 2025

The Adviser also performs certain non-investment advisory, administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets.

J.P. Morgan Chase Bank, N.A. ("JPM"), the Fund's administrator, accounting agent and primary custodian, holds the Fund's portfolio securities and other assets and is responsible for calculating the Fund's net asset value and maintaining the accounting records of the Fund. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Independent Trustees are compensated by the Fund for their services. As of June 30, 2025, such amounts are included under Trustees' fees on the Consolidated Statement of Operations.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Note 6 — Plans of Distribution

FEF Distributors, LLC (the "Distributor"), an affiliate of the Adviser and Subadviser, serves as the principal underwriter and distributor of the Fund's Common Shares pursuant to a distribution contract with the Fund.

Common Shares of the Fund are continuously offered through the Distributor and/or certain financial intermediaries that have agreements with the Distributor. Class A-2 Shares, Class A-3 Shares, Class A-4 Shares and Class I Shares are sold on a continuous basis at the Fund's NAV per share, plus for Class A-2 Shares and Class A-4 Shares only, a maximum front-end sales commission of 2.50%. Investors that purchase $250,000 or more of the Fund's Class A-2 Shares or Class A-4 Shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, purchases of $250,000 or more of Class A-2 Shares or Class A-4 Shares will be subject to an early withdrawal charge of 1.50% if the shares are repurchased during the first 12 months after their purchase.

The Fund has adopted a Distribution and Servicing Plan (the "Plan") for the Class A-2 Shares, Class A-3 Shares and Class A-4 Shares of the Fund. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the Exemptive Relief which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-2 Shares, Class A-3 Shares and Class A-4 Shares, as applicable. The maximum annual rates at which the distribution and/or service fees may be paid under the Distribution and Servicing Plan is 0.75% for Class A-2 Shares, 0.75% for Class A-3 Shares and 0.50% for Class A-4 Shares (calculated as a percentage of the Fund's average daily net assets attributable to the Class A-2 Shares, Class A-3 Shares and Class A-4 Shares, respectively). Class I Shares do not pay distribution or servicing fees.

For the period ended June 30, 2025, the distribution and servicing fees incurred by the Fund are disclosed in the Consolidated Statement of Operations.

Note 7 — Periodic Repurchase Offers

The Fund is a closed-end interval fund, a type of fund that, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at net asset value. Subject to applicable law and approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund's outstanding Common Shares at net asset value, which is the minimum amount permitted. The Fund expects the first repurchase offer to be made within six months following effectiveness of the Fund's registration statement.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

The Fund does not currently charge a repurchase fee. However, in the future the Fund may charge a repurchase fee of up to 2.00%, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the shareholder whose Common Shares are being repurchased. The Fund may introduce, or modify the amount of, a repurchase fee at any time. The Fund may also waive or reduce a repurchase fee if the Adviser or Subadviser determines that the repurchase is offset by a corresponding purchase or if for other reasons the Fund will not incur transaction costs or will incur reduced transaction costs.

Note 8 — Unfunded Commitment

As of June 30, 2025, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
1018 Hancock Ave. LLC, 11485	$65,000	$65,000	$—
3 Riverview MB, 11422	395,000	395,000	—
4 Pillars Properties LLC, 11509	90,200	90,200	—
ABC Andover LLC, 11418	400,000	400,000	—
AJX Homes FL LLC, 11439	53,000	53,000	—
Allegiant Investment, 11516	45,900	45,900	—
ALM Investment Group LLC, 11488	72,700	72,700	—
Ambition Group LLC, 11510	45,000	45,000	—
AmCan Consulting LLC, 11504	84,000	84,000	—
AMCAN Consulting LLC, 11514	65,700	65,700	—
Arlington Ave., Properties, 11506	203,000	203,000	—
Ashford Realty Group, 11496	40,400	40,400	—
Blue Gibraltar LLC, 11434	64,900	64,900	—
Cab Homez LLC, 11505	71,500	71,500	—
Canopy West LLC, 11490	63,300	63,300	—
Cap City Homebuyers, 11448	39,600	39,600	—
DSPLN LLC, 11499	46,200	46,200	—
E&A 2025 Investments, 11435	78,300	78,300	—
Elizabeth River Home, 11491	14,000	14,000	—
Freddy LLC, 11436	89,200	89,200	—

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Loan	Principal Amount	Value	Net Unrealized Appreciation (Depreciation)
GMS Property Investments, 11493	$35,700	$35,700	$—
Henry Investment, 11443	26,200	26,200	—
Heritage Construction Co., 11511	109,200	109,200	—
HHM Properties LLC, 11497	68,200	68,200	—
Hope Street LLC, 11517	21,000	21,000	—
J Harris Investments, 11520	72,200	72,200	—
J&M Moore Enterprise, 11501	105,000	105,000	—
J&S Enterprises, 11507	179,500	179,500	—
JAN Realty LLC, 11489	50,900	50,900	—
JMHOMER'S LLC, 11438	75,000	75,000	—
KTL Real Estate LLC, 11494	77,200	77,200	—
Le Roi Unique LLC, 11446	46,100	46,100	—
Neighborhood Home, 11518	113,900	113,900	—
Nelly Homes Corp., 11492	81,300	81,300	—
NJ Rios Group LLC, 11444	108,300	108,300	—
NYC Holding Group, 11424	100,000	100,000	—
NYC Holding Group, 11426	150,000	150,000	—
Palm Tree Real Estate, 11512	70,300	70,300	—
Properties By T&M, 11441	50,200	50,200	—
RockWater Investment, 11508	29,800	29,800	—
Simple Home Buyers, 11447	59,000	59,000	—
Strategic Realty, 11515	52,700	52,700	—
Tlp 1 LLC, 11500	18,000	18,000	—
Two Friends One Goal, 11502	35,000	35,000	—
WSH Properties LLC, 11503	100,800	100,800	—
YMC Properties LLC, 11449	24,600	24,600	—
Zermatt LLC, 11450	160,100	160,100	—
ZHS Investments LLC, 11440	105,200	105,200	—
	$4,152,300	$4,152,300	$—

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Notes to Financial Statements

Note 9 — Subsequent Events

As noted in Note 1, on August 15, 2025 after the period covered by this report, private equity funds managed by Genstar Capital purchased all interests in First Eagle Holdings held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. The Fund's current investment management agreement and subadvisory agreement took effect upon the closing of the transaction on August 15, 2025, following approval of the agreement by the sole initial shareholder.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on March 31, 2025 and held for the period ended June 30, 2025.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 6/30/25	Annualized Expense	Expenses Paid for the Period(3)
First Eagle Real Estate Debt Fund
Class I	2.02%	$1,000	$1,020.20	0.25%	$0.63

(1)  For the period March 31, 2025 to June 30, 2025.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period).

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on January 1, 2025 and held for the period ended June 30, 2025.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense	Expenses Paid for the Period(2)
First Eagle Real Estate Debt Fund
Class I	5.00%	$1,000	$1,023.55	0.25%	$1.25

(1)  For the period March 31, 2025 to June 30, 2025.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

General Information

Form N-PORT portfolio schedule

The First Eagle Real Estate Debt Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Dividend Reinvestment Plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), all Common Shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by SS&C GIDS, Inc., as agent for the Common Shareholders (the "Plan Agent"), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See "Tax Matters" in the Fund's Prospectus for additional information.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. If the Plan is amended to include such service charges, the Plan Agent will include a notification to registered holders of Common Shares with the Plan Agent.

Additional information about the Plan may be obtained from the Plan Agent.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

At a meeting held on June 5, 2024, the Board of Trustees (the "Board") of the Fund, including a majority of the independent trustees (the "Independent Trustees"), approved the proposed advisory agreement for the Fund with the Adviser (the "Advisory Agreement"), subject to the approval of the sole shareholder of the Fund.

In response to a letter from the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board received materials specifically relating to the material terms of the Advisory Agreement. These materials included information on (i) the investment performance of the Adviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Adviser by the Fund under the proposed Advisory Agreement and fees payable to the Adviser by other funds and accounts managed by the Adviser, (iii) third-party and management analyses of the proposed fees and expenses, (iv) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (v) the organizational structure and business of the Adviser and the Adviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the proposed Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services to be provided by the Adviser to the Fund under the Advisory Agreement. The Adviser, together with the Subadviser (which has day to day investment discretion), will provide the Fund with investment research, advice and supervision, and will continuously furnish an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund would not be affected by the Adviser's undertaking to manage the Fund's expense under an Expense Limitation Agreement (discussed below). The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

•  The Trustees commented on the background and experience of the Fund's portfolio manager.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

Investment Performance of the Adviser

•  The Trustees reviewed indicative investment performance associated with other accounts managed by the Adviser and received representations as to the target yield for the Fund.

•  Performance forecasts were determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees reviewed the total compensation to be received by the Adviser and related forecasts of overall Fund expense. Total compensation was recognized as including the advisory fee to be charged on "Managed Assets" (a gross measure of the Fund's assets taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program)). The Trustees specifically considered the potential conflict of interest the Adviser has in a fee that is increased as a result of leverage. They concluded that this compensation was commensurate with the nature, extent, and quality of the services to be provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer interval funds for services comparable to those to be provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser's proposed fees were competitive, with the net management fee being within the range of peers.

•  The Trustees also considered undertakings by the Adviser to support the Fund through an Expense Limitation Agreement. It was forecast that significant levels of Fund expense would be borne by the Adviser for at least the period of the agreement, subject to potential recoupment to the Adviser in the future. Finally, the Trustees considered that the Adviser had undertaken to bear the Fund's initial organization and offering costs. This package of undertakings was considered to be of significant benefit to the Fund and to represent an entrepreneurial commitment by the Adviser to investing in its launch and initial operations.

•  While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements (and related expense pass-throughs) to be paid. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

directly (if any) and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

•  The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. In regard to economies of scale, it was noted that any expectations of scale benefits for either the Fund or the Adviser are necessarily speculative at this point.

•  The Trustees reviewed the Adviser's financial condition and profitability. Overall profits were believed to be robust, but no near-term profits are anticipated in respect of management of the Fund.

At a meeting held on April 3, 2025, the Board, including a majority of the Independent Trustees, approved a "new" advisory agreement for the Fund with the Adviser (referred to here as the "New Advisory Agreement") that is substantially identical to the Advisory Agreement and will be effective subsequent to the prospective change of ownership (the "Transaction") of the parent company of the Adviser, First Eagle Holdings, Inc. ("FE Holdings"), subject to the approval of the sole shareholder of the Fund. The Board also recommended that the sole shareholder of the Fund approve the New Advisory Agreement.

In their deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreement related to the Transaction, the Trustees also considered information they had received in June 2024, December 2024 and February 2025. It was noted that materials in connection with the approval of the Advisory Agreement (from the June 2024 meeting of the Board) had included comprehensive fee, expense and performance comparisons prepared by a third-party consultant, including comparisons to peer funds and to the Fund's stated market benchmark, and that there were no substantively material changes to the June 2024 data.

The Trustees received materials relating to the organizational structure and business of the Adviser. Various information relating to the terms of the Transaction, including the goals and interests of Genstar Capital (the "Buyers") and a timetable of the Transaction, was reviewed. The Buyer advised that it will exercise its oversight of the Adviser's business at the level of the parent company board of directors and will not be involved in the day-to-day management of the Adviser. The Buyer also advised that no change in investment processes, trading practices or distribution is anticipated as a result of the Transaction. The Trustees noted that a public proxy solicitation process would not be required as the continuation of the Fund's advisory arrangements can be approved by the sole initial shareholder.

As described above, discussion with management and the Buyer had covered the respective goals and interests of the different parties, the expected timetable of the Transaction, financing and other key economic terms, the perspectives of key employees and related executive and employee retention initiatives, and the expected business strategies of and resources available to the Adviser going forward. The Board also was advised of alternatives to the Transaction that had

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

been considered by management and management's view that the Transaction, and related continuation of the Adviser's services without interruption under the proposed New Advisory Agreement, is desirable and appropriate and in the best interests of the Adviser, FE Holdings and the Fund and its shareholders. The Trustees specifically understood that there would be no diminution of services or support for the Fund by the Adviser as a result of the Transaction.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm's length, and that the approval of the New Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusions:

Nature, Quality, and Extent of Services Provided by Adviser

•  The Trustees reviewed the services provided by the Adviser to the Fund and considered that the services were not expected to change in connection with the Transaction. The Adviser will provide the Fund with investment research, advice and supervision, and continuously furnish an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund, which is subject to expense caps, are not affected by the terms of the expense cap.

•  The Trustees commented on the background and experience of the Fund's portfolio manager. The Trustees also noted that it was anticipated that the portfolio manager would not change in connection with the Transaction.

•  The Trustees commented on the representations received regarding the continued independent operations of the Adviser and appropriate resourcing of the investment and other core business functions. The Trustees also noted information provided on the Buyers, including their track record of growing businesses, their likely time period of ownership of the business and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management's strategic direction of the Adviser, and potential resources and other support that might be made available to the Adviser over time.

•  The Trustees noted that there would be no costs associated with a proxy solicitation borne by the Fund in connection with the Transaction.

Investment Performance of the Adviser

•  The Trustees noted investment performance associated with other funds managed by the Adviser and received general market information suggesting possible return profiles and targets for the Fund.

•  Performance forecasts were determined to be adequate and reflective of the Fund's investment objective and philosophy.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

•  The Trustees were provided (in connection with the June 2024 Board meeting) detailed information regarding the total compensation to be received by the Adviser (including compensation paid by the Adviser to the Subadviser) and the Fund's total costs for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program). The Trustees were also provided (in connection with the June 2024 Board meeting) comparative fee and expense information for peer funds.

•  The Trustees considered representations that there will not be any unfair burden imposed on the Fund in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction (noting that the existing expense caps, or those imposed in the future for reasons unrelated to the Transaction, are expected to be governed in accordance with their terms).

•  The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyers were not anticipated to have meaningful service or trading relationships with the Fund.

•  The Trustees considered potential economies of scale in the operation of the Fund and the provision of services by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, which is the method by which the Fund "pays" for administrative services performed by the Adviser, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund. Further scale as a result of the Transaction was considered but viewed as speculative.

•  The Trustees reviewed the Adviser's financial condition and profitability. Overall profits were believed to be robust, but no near-term profits are anticipated in respect of management of the Fund.

•  The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction (or otherwise continued). The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser's parent company.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Sub-Advisory Agreement and New Sub-Advisory Agreement

At a meeting held on June 5, 2024, the Board, including a majority of the Independent Trustees, approved the proposed sub-advisory agreement for the Fund with the Subadviser (the "Sub-Advisory Agreement"), subject to the approval of the sole shareholder of the Fund.

In response to a letter from the Independent Trustees requesting information about the Sub-Advisory Agreement, the Board received materials specifically relating to the material terms of the Sub-Advisory Agreement. These materials included information on (i) the investment performance of the Subadviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Subadviser by the Adviser and expenses borne by the Fund, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (iv) the organizational structure and business of the Subadviser and the Subadviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Sub-Advisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement.

Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services to be provided under the Sub-Advisory Agreement (and corresponding services provided by the Adviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to the Fund, and the nature and quality of advisory services to be provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of the Fund, as the Subadviser's advisory fees are paid by the Adviser.

At a meeting held on April 3, 2025, the Board, including a majority of the Independent Trustees, approved a "new" sub-advisory agreement for the Fund with the Subadviser (referred to here as the "New Sub-Advisory Agreement") that is substantially identical to the Sub-Advisory Agreement and will be effective

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

Board Considerations for Approval of Sub-Advisory Agreement and New Sub-Advisory Agreement

subsequent to the Transaction, subject to the approval of the sole shareholder of the Fund. The Board also recommended that the sole shareholder of the Fund approve the New Sub-Advisory Agreement.

In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the New Sub-Advisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the Subadviser and the sub-advisory agreement.

Prior to approving the New Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement.

The Trustees considered that the Subadviser is an indirect wholly-owned subsidiary of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the New Sub-Advisory Agreement (and corresponding services provided by the Adviser). The Trustees commented on the background and experience of the Fund's portfolio manager. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff that manage the Fund, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter W. Davidson

Jean D. Hamilton

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Mandakini Puri

Advisory Trustee

Scott Sleyster*

Officers

Mehdi Mahmud

President

Frank Riccio

Senior Vice President

Michael Luzzatto

Vice President

Brandon Webster

Chief Financial Officer

Seth Gelman

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Peter Manion

Chief Accounting Officer

Jeffrey Traum

Associate General Counsel

Shuang Wu

Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Subadviser

Napier Park Global Capital (US) LP

280 Park Ave
New York, NY 10017

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

SS&C GIDS, Inc.

801 Pennsylvania Avenue,
Suite 219324
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

  Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

*  Mr. Sleyster is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the 1940 Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Real Estate Debt Fund.

First Eagle Real Estate Debt Fund | Semiannual Report | June 30, 2025

First Eagle Real Estate Debt Fund is offered by FEF Distributors, LLC

1345 Avenue of the Americas, New York, NY 10105.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048
800.334.2143 www.firsteagle.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3. Audit Committee Financial Expert.

Not applicable to this semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semiannual report.

Item 5. Audit Committee of Listed Registrants

Not applicable to this semiannual report.

Item 6. Investments.

Please see the schedule of investments contained under Item 1 of this Form N-CSR.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

3

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Considerations for Approval of Advisory Agreement and Approval of New Advisory Agreement

At a meeting held on June 5, 2024, the Board of Trustees (the “Board”) of the Fund, including a majority of the independent trustees (the “Independent Trustees”), approved the proposed advisory agreement for the Fund with the Adviser (the “Advisory Agreement”), subject to the approval of the sole shareholder of the Fund.

In response to a letter from the Independent Trustees requesting information about the Advisory Agreement and other arrangements and plans, the Board received materials specifically relating to the material terms of the Advisory Agreement. These materials included information on (i) the investment performance of the Adviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Adviser by the Fund under the proposed Advisory Agreement and fees payable to the Adviser by other funds and accounts managed by the Adviser, (iii) third-party and management analyses of the proposed fees and expenses, (iv) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (v) the organizational structure and business of the Adviser and the Adviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the proposed Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fees were fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusion:

Nature, Quality, and Extent of Services Provided by Adviser

●	The Trustees reviewed the services to be provided by the Adviser to the Fund under the Advisory Agreement. The Adviser, together with the Subadviser (which has day to day investment discretion), will provide the Fund with investment research, advice and supervision, and will continuously furnish an investment portfolio for the Fund consistent with the Fund's investment objectives, policies and restrictions as set forth in the Fund's Prospectus. The Trustees were assured that service levels for the Fund would not be affected by the Adviser's undertaking to manage the Fund's expense under an Expense Limitation Agreement (discussed below). The Trustees considered the commitment of the Adviser to provide high quality services to the Fund.

●	The Trustees commented on the background and experience of the Fund's portfolio manager.

4

Investment Performance of the Adviser

●	The Trustees reviewed indicative investment performance associated with other accounts managed by the Adviser and received representations as to the target yield for the Fund.

●	Performance forecasts were determined to be adequate under the circumstances given benchmarks, peer comparisons and on an absolute basis, and reflective of the Fund's investment objective and philosophy.

Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

●	The Trustees reviewed the total compensation to be received by the Adviser and related forecasts of overall Fund expense. Total compensation was recognized as including the advisory fee to be charged on “Managed Assets” (a gross measure of the Fund’s assets taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program)). The Trustees specifically considered the potential conflict of interest the Adviser has in a fee that is increased as a result of leverage. They concluded that this compensation was commensurate with the nature, extent, and quality of the services to be provided and therefore fair and reasonable under the circumstances. As part of their analysis, the Trustees considered fees charged by investment advisers to peer interval funds for services comparable to those to be provided by the Adviser and referred to a report specifically prepared by an independent third-party data provider in connection with the Trustees' review of the Advisory Agreement, together with a management summary of the same. They determined that the Adviser's proposed fees were competitive, with the net management fee being within the range of peers.

●	The Trustees also considered undertakings by the Adviser to support the Fund through an Expense Limitation Agreement. It was forecast that significant levels of Fund expense would be borne by the Adviser for at least the period of the agreement, subject to potential recoupment to the Adviser in the future. Finally, the Trustees considered that the Adviser had undertaken to bear the Fund's initial organization and offering costs. This package of undertakings was considered to be of significant benefit to the Fund and to represent an entrepreneurial commitment by the Adviser to investing in its launch and initial operations.

●	While analyzing the effects of direct and indirect compensation to the Adviser and its affiliates, the Trustees considered the absence of affiliated broker-dealer relationships and the effects of the administrative service reimbursements (and related expense pass-throughs) to be paid. With regard to other possible benefits associated with the Adviser's management of the Fund, the Trustees noted, among other things, that the Distributor is generally able to retain revenue associated with Rule 12b-1 fees on shareholders it services directly (if any) and that the Adviser may be able to extend investment and operational efficiencies associated with the Fund to its management of other types of accounts.

●	The Trustees reviewed the Fund's expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. In regard to economies of scale, it was noted that any expectations of scale benefits for either the Fund or the Adviser are necessarily speculative at this point.

5

●	The Trustees reviewed the Adviser's financial condition and profitability. Overall profits were believed to be robust, but no near-term profits are anticipated in respect of management of the Fund.

At a meeting held on April 3, 2025, the Board, including a majority of the Independent Trustees, approved a “new” advisory agreement for the Fund with the Adviser (referred to here as the “New Advisory Agreement”) that is substantially identical to the Advisory Agreement and will be effective subsequent to the prospective change of ownership (the “Transaction”) of the parent company of the Adviser, First Eagle Holdings, Inc. (“FE Holdings”), subject to the approval of the sole shareholder of the Fund. The Board also recommended that the sole shareholder of the Fund approve the New Advisory Agreement.

In their deliberations, in addition to information provided by the Adviser specifically in connection with its evaluation of the terms and conditions of the New Advisory Agreement related to the Transaction, the Trustees also considered information they had received in June 2024, December 2024 and February 2025. It was noted that materials in connection with the approval of the Advisory Agreement (from the June 2024 meeting of the Board) had included comprehensive fee, expense and performance comparisons prepared by a third-party consultant, including comparisons to peer funds and to the Fund’s stated market benchmark, and that there were no substantively material changes to the June 2024 data.

The Trustees received materials relating to the organizational structure and business of the Adviser. Various information relating to the terms of the Transaction, including the goals and interests of Genstar Capital (the “Buyers”) and a timetable of the Transaction, was reviewed. The Buyer advised that it will exercise its oversight of the Adviser’s business at the level of the parent company board of directors and will not be involved in the day-to-day management of the Adviser. The Buyer also advised that no change in investment processes, trading practices or distribution is anticipated as a result of the Transaction. The Trustees noted that a public proxy solicitation process would not be required as the continuation of the Fund’s advisory arrangements can be approved by the sole initial shareholder.

As described above, discussion with management and the Buyer had covered the respective goals and interests of the different parties, the expected timetable of the Transaction, financing and other key economic terms, the perspectives of key employees and related executive and employee retention initiatives, and the expected business strategies of and resources available to the Adviser going forward. The Board also was advised of alternatives to the Transaction that had been considered by management and management’s view that the Transaction, and related continuation of the Adviser’s services without interruption under the proposed New Advisory Agreement, is desirable and appropriate and in the best interests of the Adviser, FE Holdings and the Fund and its shareholders. The Trustees specifically understood that there would be no diminution of services or support for the Fund by the Adviser as a result of the Transaction.

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In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the advisory fee was fair and reasonable and within the range of what could be negotiated at arm’s length, and that the approval of the New Advisory Agreement should serve the best interests of the Fund and its shareholders. The Trustees considered the following topics in reaching their conclusions:

Nature, Quality, and Extent of Services Provided by Adviser

●	The Trustees reviewed the services provided by the Adviser to the Fund and considered that the services were not expected to change in connection with the Transaction. The Adviser will provide the Fund with investment research, advice and supervision, and continuously furnish an investment portfolio for the Fund consistent with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s Prospectus. The Trustees were assured that service levels for the Fund, which is subject to expense caps, are not affected by the terms of the expense cap.

●	The Trustees commented on the background and experience of the Fund’s portfolio manager. The Trustees also noted that it was anticipated that the portfolio manager would not change in connection with the Transaction.

●	The Trustees commented on the representations received regarding the continued independent operations of the Adviser and appropriate resourcing of the investment and other core business functions. The Trustees also noted information provided on the Buyers, including their track record of growing businesses, their likely time period of ownership of the business and possible later exit strategies, their familiarity with the investment management industry and other highly regulated financial services sectors, their support for management’s strategic direction of the Adviser, and potential resources and other support that might be made available to the Adviser over time.

●	The Trustees noted that there would be no costs associated with a proxy solicitation borne by the Fund in connection with the Transaction.

Investment Performance of the Adviser

●	The Trustees noted investment performance associated with other funds managed by the Adviser and received general market information suggesting possible return profiles and targets for the Fund.

●	Performance forecasts were determined to be adequate and reflective of the Fund’s investment objective and philosophy.

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Costs of Services To Be Provided and Profits To Be Realized by Adviser and its Affiliates From Relationship with the Fund; Economies of Scale; Fall-Out Benefits

●	The Trustees were provided (in connection with the June 2024 Board meeting) detailed information regarding the total compensation to be received by the Adviser (including compensation paid by the Adviser to the Subadviser) and the Fund’s total costs for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Fund (notably, under the administrative cost reimbursement program). The Trustees were also provided (in connection with the June 2024 Board meeting) comparative fee and expense information for peer funds.

●	The Trustees considered representations that there will not be any unfair burden imposed on the Fund in connection with the Transaction, including that the fee terms would not increase for two years as a result of the Transaction (noting that the existing expense caps, or those imposed in the future for reasons unrelated to the Transaction, are expected to be governed in accordance with their terms).

●	The possibility of new affiliations in light of the Transaction were considered and it was determined that affiliates of the Buyers were not anticipated to have meaningful service or trading relationships with the Fund.

●	The Trustees considered potential economies of scale in the operation of the Fund and the provision of services by the Adviser. While economies of scale can be complex to assess and typically are not directly measurable, the Trustees noted that the Adviser may be able to employ economies of scale in certain areas relating to the management of the Fund, potentially including investment management, trading, compliance and back-office operations. In the case of the administrative expense reimbursements, which is the method by which the Fund “pays” for administrative services performed by the Adviser, because they represent the provision of services at cost, any economies of scale realized are, by definition, for the benefit of the Fund. Further scale as a result of the Transaction was considered but viewed as speculative.

●	The Trustees reviewed the Adviser’s financial condition and profitability. Overall profits were believed to be robust, but no near-term profits are anticipated in respect of management of the Fund.

●	The Trustees considered compensation and equity ownership incentives for key employees that would be included as part of the Transaction (or otherwise continued). The Trustees also considered the financial structure of the Transaction including the level of leverage that would be taken on by the Adviser’s parent company.

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Board Considerations for Approval of Sub-Advisory Agreement and New Sub-Advisory Agreement

At a meeting held on June 5, 2024, the Board, including a majority of the Independent Trustees, approved the proposed sub-advisory agreement for the Fund with the Subadviser (the “Sub-Advisory Agreement”), subject to the approval of the sole shareholder of the Fund.

In response to a letter from the Independent Trustees requesting information about the Sub-Advisory Agreement, the Board received materials specifically relating to the material terms of the Sub-Advisory Agreement. These materials included information on (i) the investment performance of the Subadviser in managing other funds and accounts, generally with comparisons to appropriate market indices, (ii) fees payable to the Subadviser by the Adviser and expenses borne by the Fund, (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests, and (iv) the organizational structure and business of the Subadviser and the Subadviser's regulatory filings, including, but not limited to, Form ADV.

Prior to approving the Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management's responses to a letter sent by the Independent Trustees requesting certain information relevant to the Sub-Advisory Agreement and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered determinative. At the conclusion of their review, the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm's length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the Advisory Agreement.

Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services to be provided under the Sub-Advisory Agreement (and corresponding services provided by the Adviser). The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser's staff as it relates to the Fund, and the nature and quality of advisory services to be provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser, although it did consider the profitability of the Adviser in respect of the Fund, as the Subadviser's advisory fees are paid by the Adviser.

At a meeting held on April 3, 2025, the Board, including a majority of the Independent Trustees, approved a “new” sub-advisory agreement for the Fund with the Subadviser (referred to here as the “New Sub-Advisory Agreement”) that is substantially identical to the Sub-Advisory Agreement and will be effective subsequent to the Transaction, subject to the approval of the sole shareholder of the Fund. The Board also recommended that the sole shareholder of the Fund approve the New Sub-Advisory Agreement.

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In response to a letter sent to the Adviser on behalf of the Independent Trustees requesting information about the New Sub-Advisory Agreement and other arrangements and plans, the Trustees were provided with background materials related to the Subadviser and the sub-advisory agreement.

Prior to approving the New Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent counsel to discuss management’s responses to their information request and reviewed their legal and fiduciary obligations and the factors relating to their evaluation and approval. In their deliberations, Trustees attributed different weights to the various factors, and no factor alone was considered dispositive. At the conclusion of their review the Trustees determined that the subadvisory fee was fair and reasonable under the circumstances and within the range of what could be negotiated at arm’s length, and that the approval of the agreement should serve the best interests of the Fund and its shareholders.

The Trustees considered information and views substantially similar to those described above relating to the New Advisory Agreement.

The Trustees considered that the Subadviser is an indirect wholly-owned subsidiary of the Adviser. Additionally, the Board, including the Independent Trustees, considered the nature, quality, cost and extent of services provided and to be provided under the New Sub-Advisory Agreement (and corresponding services provided by the Adviser). The Trustees commented on the background and experience of the Fund’s portfolio manager. The Board, including the Independent Trustees, determined, among other things, that the size and nature of the Subadviser’s staff that manage the Fund, and the nature and quality of advisory services provided by the Subadviser, are satisfactory and appropriate. The Board did not separately consider the profitability of the Subadviser.

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Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semiannual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semiannual report.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 16. Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

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Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Not applicable.

(a)(3)  Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Real Estate Debt Fund

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date September 5, 2025

By (Signature and Title)*	/s/ Brandon Webster
Brandon Webster, Principal Financial Officer

Date September 5, 2025

*Print the name and title of each signing officer under his or her signature.

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